EXHIBIT 10s2

         Schedule identifying substantially identical agreements, among American Brands, Inc. ("American") and each of the following persons to the Agreement constituting Exhibit 10s1 to the Annual Report on Form 10-K of American for the Fiscal Year ended December 31, 1993
         -------------------------------------------------------



                                   Name
                                   ----

                              William J. Alley
                              Thomas C. Hays
                              Arnold Henson
                              Howard C. Humphrey
                              Robert L. Plancher
                              John T. Ludes
                              Robert J. Rukeyser
                              Randall W. Larrimore
                              Steven C. Mendenhall